1 July 20, 2017 BILL NUTI, CHAIRMAN & CEO MARK BENJAMIN, PRESIDENT & COO BOB FISHMAN, CFO Q2 2017 EARNINGS CONFERENCE CALL

2 FORWARD-LOOKING STATEMENTS. Comments made during this conference call and in these materials contain forward-looking statements. Statements that describe or relate to NCR's plans, goals, intentions, strategies or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. The forward-looking statements in these materials include statements about the expected results of hardware revenue on attached software and Services revenue and on recurring revenue; the expected areas of focus for NCR’s Services segment in 2017; the completion of scheduled large customer ATM roll-outs and expected improvement in ATM revenue in in the back half of 2017; expected capital expenditures for 2017, including with respect to NCR’s new world headquarters; NCR’s full year 2017, 2017 segment and third quarter 2017 financial guidance, and the expected type and magnitude of the non-operational adjustments included in any forward-looking non-GAAP measures; NCR’s expected revenue and earnings per share trending for the third and fourth quarters of 2017; NCR’s confidence in its full year results; NCR’s solution offerings and their alignment with major market trends and customer demands; NCR’s backlog and key metrics; expectations for margin expansion and the drivers of margin expansion; the expected drivers of NCR’s growth; and the prioritization of free cash flow generation and a balanced capital allocation strategy. Forward- looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors listed in Item 1a "Risk Factors" of NCR's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 24, 2017, and those factors detailed from time to time in NCR's other SEC reports. These materials are dated July 20, 2017, and NCR does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. NON-GAAP MEASURES. While NCR reports its results in accordance with generally accepted accounting principles in the United States (GAAP), comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: selected measures, such as period-over-period revenue growth, expressed on a constant currency basis and adjusted constant currency basis, gross margin rate (non-GAAP), operating margin rate (non-GAAP), diluted earnings per share (non-GAAP), free cash flow (FCF), gross margin (non-GAAP), free cash flow as a percentage of non-GAAP net income (or free cash flow conversion rate), net debt, adjusted EBITDA, the ratio of net debt to adjusted EBITDA, operating expenses (non-GAAP), operating income (non-GAAP), interest and other expense (non-GAAP), income tax expense (non-GAAP), income tax rate (non-GAAP), and net income (non-GAAP). These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non- GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of NCR's website at www.ncr.com. Descriptions of many of these non-GAAP measures are also included in NCR's SEC reports. USE OF CERTAIN TERMS. As used in these materials, (i) the term "recurring revenue" means the sum of cloud, hardware maintenance and software maintenance revenue, (ii) the term “net annual contract value” or “net ACV” for any particular period means NCR’s net bookings for cloud revenue during the period, and is calculated as twelve months of expected subscription revenues under new cloud contracts during such period less twelve months of subscription revenues under cloud contracts that expired or were terminated during such period, and (iii) the term "CC" means constant currency. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. NOTES TO INVESTORS

3 OVERVIEW Q2 Results IN LINE WITH EXPECTATIONS Diversified REVENUE GROWTH Continued CLOUD growth of 9% with Net ACV up 13% Margin RATE EXPANSION driven by strength in Services 2017 Revenue, EPS, and Free Cash Flow GUIDANCE REAFFIRMED

4 Non-GAAP gross margin rate up 150 bps CC Non-GAAP Diluted EPS up 13% CC; Non-GAAP operating margin rate expanded 90 bps CC to 13.5% FCF as expected due to higher working capital to support increased revenue in later quarters FX ~(10) bps FX ~($0.01) $1.62 billion 28.7% 30.1% Q2 2016 Q2 2016 Q2 2017 $0.80 Q2 2016 Q2 2017 $55 million Q2 2016 $18 million Q2 2017 Revenue Non-GAAP Gross Margin Rate Non-GAAP Diluted EPS Free Cash Flow Revenue up 3% adjusted CC Recurring revenue up 4% CC, 45% of total revenue $1.59 billion Q2 2017 $0.72 IPS Sale and FX FX ~($19) million IPS ~($52 million) Q2 2017 FINANCIAL RESULTS

5 OMNI-CHANNEL MARKET Omni Channel Software • NCR's Omni-Channel Platform Hub and Applications • Enables seamless consumer experiences across physical and digital channels • Solutions Include: Retail One, Customer Experience Platform (CxP), Aloha Enterprise, NCR Silver Channel Transformation • Enables revenue growth, productivity gains, and modernized consumer experiences from the transformation of physical and digital channels • Solutions include: Branch, Store, Restaurant, and Venue Transformation • Drives smart-edge offerings: ATMs, SCO, mPOS, ePOS, Peripherals • Drives service offerings: Consulting Services, Implementation Services, Hardware Maintenance, Managed Services, High Availability Digital Enablement • Enables new business models driven by the growing digitalization movement • Solutions include: Real-Time Actionable Insights, Loyalty, Cloud/ATM Security, Loss & Fraud Prevention, Inventory and Labor Management, Cash Management, Secure Payments, Transaction Processing, Remote Deposit, Digital Check Processing

6 Up 3% CC Up 4% CC Up 1% adjusted CC (1) (1) Adjusted CC revenue growth excludes ~$52 million of IPS revenue from Q2 2016. Down 220 bps CC Up 410 bps CC Up 70 bps CC (1) Hardware revenue drives higher margin attached Software and Services revenue and future recurring revenue 51.5% 49.1% 21.6% 25.3% Q2 2016 Q2 2017 Q2 2016 Q2 2017 Software Gross Margin Services Gross Margin 18.2% 18.9% Q2 2016 Q2 2017 Hardware Gross Margin $452 million $464 million Q2 2016 Q2 2017 $574 million $588 million Q2 2017Q2 2016 Software Revenue Services Revenue $594 million $541 million Hardware Revenue IPS Sale and FX Q2 2017Q2 2016 Q2 2017 SEGMENT RESULTS

# SOFTWARE

## Q2 2017 Update

| | Q2 2017 | Q2 2016 | % Change | % Change Constant Currency |
|---|---|---|---|---|
| Software License | $77 | $82 | (6)% | (6)% |
| *Unattached License* | *50* | *50* | *—%* | *—%* |
| Software Maintenance | 91 | 91 | —% | 1% |
| Cloud | 145 | 133 | 9% | 9% |
| Professional Services | 151 | 146 | 3% | 5% |
| **Software Revenue** | **$464** | **$452** | **3%** | **3%** |
| **Non-GAAP Gross Margin** | **$228** | **$233** | **(2)%** | **(1)%** |
| Non-GAAP Gross Margin Rate | *49.1%* | *51.5%* | *(240) bps* | *(220) bps* |
| **Operating Income** | **$128** | **$144** | **(11)%** | **(10)%** |
| Operating Income as a % of Revenue | *27.6%* | *31.9%* | *(430) bps* | *(400) bps* |

$ in millions

## KEY HIGHLIGHTS

- Cloud revenue up 9% driven by prior period bookings; Net ACV of $18 million, up 13% from prior year
- Professional Services up 5% due to strength in channel transformation and digital enablement
- Software Maintenance up 1% due to Software License revenue growth in prior periods
- Software License down 6% due to lower unattached software that is now expected in the back half of the year
- Gross Margin rate down due to mix of software revenue partially offset by improved efficiency and scale in Software Maintenance and Cloud; Expect margin rate expansion in the second half of the year
- Continued investment in R&D in support of software growth strategy

7

8 Q2 2017 Q2 2016 % Change % Change Constant Currency Services Revenue $588 $574 2% 4% Non-GAAP Gross Margin $149 $124 20% 24% Non-GAAP Gross Margin Rate 25.3% 21.6% +370 bps +410 bps Operating Income $75 $49 53% 64% Operating Income as a % of Revenue 12.8% 8.5% +430 bps +470 bps $ in millions SERVICES Q2 2017 Update KEY HIGHLIGHTS • Hardware maintenance growth as a result of improving channel transformation trends, combined with increased managed and implementation services, drove higher revenue in the quarter; Backlog improving in form of higher file value • Gross margin rate increased due to on-going business process improvement initiatives and mix of higher value services • Key areas of focus to drive future margin rate improvements: 1) Drive a higher mix of managed services; 2) Productivity and efficiency improvements; 3) Remote diagnostics and repair; and 4) Product life-cycle management

9 Q2 2017 Q2 2016 % Change % Change Constant Currency ATMs $227 $286 (21)% (20)% Self-Checkout (SCO) 96 70 37% 37% Point-of-Sale (POS) 213 180 18% 20% Interactive Printer Solutions (IPS) 5 58 (91)% (21)% (1) Hardware Revenue $541 $594 (9)% 1% (1) Non-GAAP Gross Margin $102 $108 (6)% (6)% Non-GAAP Gross Margin Rate 18.9% 18.2% +70 bps +70 bps Operating Income $12 $14 (14)% (18)% Operating Income as a % of Revenue 2.2% 2.4% (20) bps (30) bps $ in millions(1) % change constant currency adjusted for FX and the divestiture of IPS. HARDWARE Q2 2017 Update KEY HIGHLIGHTS • SCO revenue up significantly due to store transformation traction globally • Strong growth in POS revenues due to new product introductions and replacement cycle • ATM revenue down as anticipated; ATM revenue expected to improve in Q4 as large customer roll-outs are scheduled to take place • Gross margin rate increase due to scale gains from new product introductions • New product introductions expanding to global markets • Hardware revenue drives higher margin attached revenue and future recurring revenue

10 QTD YTD Q2 2017 Q2 2016 Q2 2017 Q2 2016 FY 2017E FY 2016 Cash Provided by Operating Activities $95 $121 $138 $144 $805 - $830 $894 Total capital expenditures (1) (75) (58) (127) (98) (285) (227) Cash used in Discontinued Operations (2) (8) (5) (20) (20) (39) Free Cash Flow $18 $55 $6 $26 $500 - $525 $628 Free Cash Flow as a % of non-GAAP net income(2) 95% - 100% 132% $ in millions (1) The total capital expenditures of $285 million in 2017 includes $70 million related to the new world headquarters in Atlanta, Georgia. This $70 million is offset by $45 million of expected reimbursements by the lessor included in net cash provided by operating activities. (2) Also referred to as Free Cash Flow Conversion Rate. FREE CASH FLOW

11 Q2 2017 Q1 2017 Q4 2016 Q2 2016 Debt $3,282 $3,328 $3,051 $3,457 Cash (377) (401) (498) (332) Net Debt $2,905 $2,927 $2,553 $3,125 Adjusted EBITDA (1) $1,117 $1,095 $1,061 $1,020 Net Debt / Adjusted EBITDA 2.6x 2.7x 2.4x 3.1x $ in millions, except metrics(1) Adjusted EBITDA for the trailing twelve-month period. NET DEBT AND EBITDA METRICS

12 2017 Guidance 2017 CC GrowthRates 2016 Revenue (1) $6,630 - $6,750 4% - 6% $6,543 GAAP Diluted EPS (2) $2.20 - $2.32 22% - 29% $1.80 Non-GAAP Diluted EPS (1)(3) $3.32 - $3.42 10% - 13% $3.02 2017 Guidance 2017 ConversionRate 2016 Free Cash Flow $500 - $525 95% - 100% $628 (1) The 2017 revenue guidance and growth rates include an expected unfavorable foreign currency impact of $25 million, or ~1%, compared to our previous expectation of $65 million, or ~1%. Revenue growth rates also exclude ~$124 million million of IPS revenue, or ~2%, from 2016. The 2017 current non-GAAP diluted EPS guidance includes $0.01 favorable impact from expected foreign currency. (2) FY 2017 guidance does not include an estimate of the pension mark-to-market adjustments. (3) For the 2017 guidance, we have assumed OIE of approximately $205 million, an effective tax rate of 25% and a share count of 157 million compared to OIE of $214 million, an effective tax rate of 23% and a share count of 157 million in 2016. $ millions, except per share amounts FY 2017 GUIDANCE

13 Segment 2017E CC Growth Rates(1) FY 2017 Guidance FY 2016 Software 6% - 7% $1,945 - $1,965 $1,841 Cloud Revenue 6% - 8% $590 - $600 $556 Services 2% - 4% $2,335 - $2,375 2,306 Hardware (2) 3% - 6% $2,350 - $2,410 2,396 Total (1) (2) 4% - 6% $6,630 - $6,750 $6,543 $ in millions (1) The 2017 revenue guidance and growth rates include an expected foreign currency negative impact of $25 million for revenue, or ~1%, compared to prior guidance of $65 million, or 1%. (2) The growth rates for Hardware revenue and total revenue are normalized for the sale of the IPS business, which was $124 million of Hardware revenue in 2016. FY 2017 SEGMENT REVENUE GUIDANCE

14 Q3 2017E Q3 2016 CC GrowthRates Revenue (1) $1,660 - $1,700 $1,677 0% - 2% GAAP Diluted EPS $0.65 - $0.72 $0.69 (6)% - 4% Non-GAAP Diluted EPS (1) (2) $0.88 - $0.93 $0.87 4% - 9% $ millions, except per share amounts (1) The Q3 2017 revenue guidance and growth rates include an expected foreign currency headwind of $10 million, or roughly 1%. The Q3 2017 non- GAAP diluted EPS guidance includes an expected foreign currency negative impact of $0.02. (2) For Q3 2017, we have assumed OIE of approximately $50 million, an effective tax rate of 24% and a share count of 155 million compared to OIE of $49 million, an effective tax rate of 24% and a share count of 155 million in Q3 2016. Q3 2017 GUIDANCE

15 Q3 YTD Fourth Quarter $ % of Total $ % of Total Revenue (1) 2017 Guidance (mid-point) $4,756 71% $1,934 29% 2016 Results $4,599 72% $1,794 28% 3 year average $4,533 73% $1,684 27% Diluted EPS (non-GAAP) 2017 Guidance (mid-point) $2.27 67% $1.11 33% 2016 Results $1.97 65% $1.07 35% 3 year average $1.90 67% $0.94 33% $ in millions, except per share amounts(1) The 2016 and 3 year average revenues exclude IPS revenues REVENUE AND EPS TRENDING

16 LOOKING FORWARD Q2 results as expected and remain confident for full year NCR's solution offerings aligned with major market trends and customer demands Backlog and key metrics remain strong Software growth combined with our business transformation program is the key to margin expansion Omni-Channel, Channel Transformation, and Digital Enablement continue to be strong growth drivers Free cash flow generation and balanced capital allocation strategy remains a top priority

17 SUPPLEMENTARY MATERIALS

18 Q2 2017 Q2 2016 As Reported Revenue $1,593 $1,620 (2)% Gross Margin 463 446 4% Gross Margin Rate 29.1% 27.5% Operating Expenses 285 283 1% % of Revenue 17.9% 17.5% Operating Income 178 163 9% % of Revenue 11.2% 10.1% Interest and other expense (48) (58) (17)% Income Tax Expense 33 31 6% Income Tax Rate 25% 30% Net Income $97 $76 28% Diluted EPS $0.64 $0.49 31% $ millions, except per share amounts Q2 2017 GAAP RESULTS

19 Q2 2017 Q2 2016 As Reported Constant Currency Revenue $1,593 $1,620 (2)% 3% (1) Gross Margin (non-GAAP) 479 465 3% 5% Gross Margin Rate (non-GAAP) 30.1% 28.7% +140 bps +150 bps Operating Expenses (non-GAAP) 264 258 2% 3% % of Revenue 16.6% 15.9% Operating Income (non-GAAP) 215 207 4% 6% % of Revenue 13.5% 12.8% +70 bps +90 bps Interest and other expense (48) (53) (9)% (2)% Income Tax Expense (non-GAAP) 45 45 —% Income Tax Rate (non-GAAP) 27% 29% Net Income (non-GAAP) $122 $111 10% 11% Diluted EPS (non-GAAP) (2) $0.80 $0.72 11% 13% (1) Adjusted CC revenue growth excludes $52 million of IPS revenue from Q2 2016. The negative impact of FX was $19 million. (2) Q2 2017 includes $0.01 of unfavorable EPS impact related to foreign currency headwinds. Diluted share count of 152.7 million in Q2 2017 and 154.5 million in Q2 2016. $ millions, except per share amounts Q2 2017 OPERATIONAL RESULTS

20 While NCR reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR's financial results, and are not a substitute for their comparable GAAP measures. Operating Income (non-GAAP), Diluted EPS (non-GAAP), Gross Margin (non-GAAP), Gross Margin Rate (non-GAAP), Operating Margin Rate (non-GAAP), Interest and Other expense (non-GAAP), Income Tax Rate (non-GAAP), Net Income (non-GAAP), Operating Expenses (non-GAAP) and Income Tax Expense (non-GAAP). NCR’s operating income (non-GAAP), diluted earnings per share (non-GAAP), gross margin (non-GAAP), gross margin rate (non-GAAP), operating margin rate (non-GAAP), interest and other expense (non-GAAP), income tax rate (non-GAAP), and net income (non-GAAP), operating expenses (non-GAAP) and income tax expense (non-GAAP) are determined by excluding pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits and other special items, including amortization of acquisition related intangibles, from NCR's GAAP income (loss) from operations, earnings per share, gross margin, gross margin rate, operating margin rate, interest and other expense, effective tax rate net income, operating expenses and income tax expense, respectively. Due to the non-operational nature of these pension and other special items, NCR's management uses these non-GAAP measures to evaluate year-over-year operating performance. NCR also uses operating income (non-GAAP) and non-GAAP diluted EPS, to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR believes these measures are useful for investors because they provide a more complete understanding of NCR's underlying operational performance, as well as consistency and comparability with NCR's past reports of financial results. Free Cash Flow and Free Cash Flow as a Percentage of Non-GAAP Net Income (or Free Cash Flow Conversion Rate). NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, additions to capitalized software, discretionary pension contributions and pension settlements. NCR's management uses free cash flow to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. NCR also describes free cash flow as a percentage of non-GAAP net income (or free cash flow conversion rate), which is calculated as free cash flow divided by non- GAAP net income. NCR’s management targets an annual free cash flow conversion rate at or above the range described in these materials because management believes that a conversion rate at or above that range represents the efficient conversion of non- GAAP net income to free cash flow for its business. Free cash flow and free cash flow conversion rate do not have uniform definitions under GAAP and, therefore, NCR's definitions may differ from other companies' definition of these measures. NON-GAAP MEASURES

21 Constant Currency, IPS Divestiture and Adjusted Constant Currency. NCR presents certain financial measures, such as period-over- period revenue growth, on a constant currency basis, which excludes the effects of foreign currency translation by translating prior period results at current period monthly average exchange rates. Due to the overall variability of foreign exchange rates from period to period, NCR’s management uses constant currency measures to evaluate period-over-period operating performance on a more consistent and comparable basis. NCR also presents certain financial measures on an adjusted constant currency basis, which excludes both the effects of foreign currency translation, as described above, and the results of NCR’s Interactive Printer Solutions (IPS) business for the comparable prior period after completion of the sale of the business (which results were previously included in NCR’s Hardware segment). NCR completed the sale of all but the Middle East and Africa assets of its Interactive Printer Solutions (IPS) division to Atlas Holdings LLC on May 27, 2016. NCR’s management believes that presentation of financial measures without these results is more representative of the company's period-over-period operating performance, and provides additional insight into historical and/or future performance, which may be helpful for investors.which the company is able to convert its non-GAAP net income to cash. Net Debt and Adjusted EBITDA. NCR believes that Net Debt provides useful information to investors because NCR’s management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor NCR’s Net Debt as part of their assessments of NCR’s business. NCR determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt. NCR believes that Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. NCR determines Adjusted EBITDA for a given period based on its GAAP income (loss) from continuing operations plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus other income (expense); plus pension expense (benefit); and plus special items. NCR believes that its ratio of net debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. NCR believes that its ratio of Net Debt to Adjusted EBITDA provides useful information to investors because it is an indicator of the company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is measures frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve- month Adjusted EBITDA. NCR management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of NCR's website at www.ncr.com. NON-GAAP MEASURES

22 Net Income from Continuing Operations Attributable to NCR (GAAP) to Adjusted EBITDA (non-GAAP) in millions Q2 2017 LTM Q1 2017 LTM Q4 2016 LTM Q2 2016 LTM Net Income from Continuing Operations Attributable to NCR (GAAP) $329 $308 $283 $258 Pension Mark-to-Market Adjustments 85 85 85 30 Transformation/Restructuring Costs 32 35 26 65 Acquisition-Related Amortization of Intangibles 116 120 123 126 Acquisition-Related Costs 6 6 7 9 Reserve related to a subcontract in MEA — — — 20 Divestiture and Liquidation Losses 1 6 6 39 Net Income (Loss) from Continuing Operations Attributable to Noncontrolling Interests 6 4 4 (1) Interest Expense 161 163 170 173 Interest Income (4) (4) (4) (5) Depreciation and Amortization 217 212 208 190 Income Taxes 95 93 92 65 Stock Compensation Expense 73 67 61 51 Adjusted EBITDA (non-GAAP) $1,117 $1,095 $1,061 $1,020 GAAP TO NON-GAAP RECONCILIATION

23 in millions (except per share amounts) Q2 QTD 2017 GAAP Restructuring / Transformation Costs Acquisition- related amortization of intangibles Acquisition- related costs Q2 QTD 2017 non-GAAP Product revenue $618 $— $— $— $618 Service revenue 975 — — — 975 Total revenue 1,593 — — — 1,593 Cost of products 478 — (6) — 472 Cost of services 652 (4) (6) — 642 Gross margin 463 4 12 — 479 Gross margin rate 29.1% 0.3% 0.7% —% 30.1% Selling, general and administrative expenses 227 (3) (16) (1) 207 Research and development expenses 58 (1) — — 57 Total operating expenses 285 (4) (16) (1) 264 Total operating expense as a % of revenue 17.9% (0.3)% (1.0)% (0.1)% 16.6% Income (loss) from operations 178 8 28 1 215 Income (loss) from operations as a % of revenue 11.2% 0.5% 1.7% 0.1% 13.5% Interest and Other (expense) income, net (48) — — — (48) Income (loss) from continuing operations before income taxes 130 8 28 1 167 Income tax expense (benefit) 33 2 9 1 45 Effective tax rate 25% 27% Income (loss) from continuing operations 97 6 19 — 122 Net income (loss) attributable to noncontrolling interests — — — — — Income (loss) from continuing operations (attributable to NCR) $97 $6 $19 $— $122 Diluted earnings per share $0.64 $0.04 $0.12 $— $0.80 Diluted shares outstanding 152.7 152.7 GAAP TO NON-GAAP RECONCILIATION Q2 2017 QTD

24 in millions (except per share amounts) Q2 QTD 2017 GAAP Q2 QTD 2017 non-GAAP Income (loss) from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $97 $122 (Loss) income from continuing operations attributable to NCR common stockholders $97 $122 Weighted average outstanding shares: Weighted average diluted shares outstanding 126.1 126.1 Weighted as-if converted preferred shares 26.6 26.6 Total shares used in diluted earnings per share 152.7 152.7 Diluted (loss) earnings per share (1) $0.64 $0.80 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q2 2017 QTD

# GAAP TO NON-GAAP RECONCILIATION

## Q2 2016 QTD

| in millions (except per share amounts) | Q2 QTD 2016 GAAP | Restructuring / Transformation Costs | Acquisition-related amortization of intangibles | Acquisition-related costs | Divestiture and Liquidation Losses | Q2 QTD 2016 non-GAAP |
|---|---|---|---|---|---|---|
| Product revenue | **$676** | $— | $— | $— | $— | **$676** |
| Service revenue | **944** | — | — | — | — | **944** |
| **Total revenue** | **1,620** | — | — | — | — | **1,620** |
| Cost of products | **517** | — | (9) | — | — | **508** |
| Cost of services | **657** | (4) | (6) | — | — | **647** |
| Gross margin | **446** | 4 | 15 | — | — | **465** |
| ***Gross margin rate*** | ***27.5%*** | *0.2%* | *1.0%* | *—%* | *—%* | ***28.7%*** |
| Selling, general and administrative expenses | **229** | (3) | (17) | (1) | — | **208** |
| Research and development expenses | **50** | — | — | — | — | **50** |
| Restructuring-related charges | **4** | (4) | — | — | — | **—** |
| Total expenses | **283** | (7) | (17) | (1) | — | **258** |
| *Total expense as a % of revenue* | ***17.5%*** | *(0.4)%* | *(1.1)%* | *(0.1)%* | *—%* | ***15.9%*** |
| **Income (loss) from operations** | **163** | 11 | 32 | 1 | — | **207** |
| *Income (loss) from operations as a % of revenue* | ***10.1%*** | *0.7%* | *1.9%* | *0.1%* | *—%* | ***12.8%*** |
| Interest and Other (expense) income, net | **(58)** | — | — | — | 5 | **(53)** |
| Income (loss) from continuing operations before income taxes | **105** | 11 | 32 | 1 | 5 | **154** |
| Income tax expense (benefit) | **31** | 3 | 11 | — | — | **45** |
| *Effective tax rate* | ***30%*** | | | | | ***29%*** |
| Income (loss) from continuing operations | **74** | 8 | 21 | 1 | 5 | **109** |
| Net income (loss) attributable to noncontrolling interests | **(2)** | — | — | — | — | **(2)** |
| **Income (loss) from continuing operations (attributable to NCR)** | **$76** | $8 | $21 | $1 | $5 | **$111** |
| **Diluted earnings per share** | **$0.49** | $0.05 | $0.14 | $0.01 | $0.03 | **$0.72** |
| Diluted shares outstanding | **154.5** | | | | | **154.5** |

25

26 in millions (except per share amounts) Q2 QTD 2016 GAAP Q2 QTD 2016 non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $76 $111 Income from continuing operations attributable to NCR common stockholders $76 $111 Weighted average outstanding shares: Weighted average diluted shares outstanding 126.5 126.5 Weighted as-if converted preferred shares 28.0 28.0 Total shares used in diluted earnings per share 154.5 154.5 Diluted earnings per share (1) $0.49 $0.72 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q2 2016 QTD

27 in millions (except per share amounts) Q2 YTD 2017 GAAP Restructuring / Transformation Costs Acquisition- related amortization of intangibles Acquisition- related costs Q2 YTD 2017 non-GAAP Product revenue $1,172 $— $— $— $1,172 Service revenue 1,899 — — — 1,899 Total revenue 3,071 — — — 3,071 Cost of products 902 (2) (13) — 887 Cost of services 1,293 (8) (12) — 1,273 Gross margin 876 10 25 — 911 Gross margin rate 28.5% 0.4% 0.8% —% 29.7% Selling, general and administrative expenses 456 (7) (32) (2) 415 Research and development expenses 125 (4) — — 121 Total operating expenses 581 (11) (32) (2) 536 Total operating expense as a % of revenue 18.9% (0.4)% (1.0)% (0.1)% 17.5% Income (loss) from operations 295 21 57 2 375 Income (loss) from operations as a % of revenue 9.6% 0.6% 1.9% 0.1% 12.2% Interest and Other (expense) income, net (94) — — — (94) Income (loss) from continuing operations before income taxes 201 21 57 2 281 Income tax expense (benefit) 47 6 18 1 72 Effective tax rate 23% 26% Income (loss) from continuing operations 154 15 39 1 209 Net income (loss) attributable to noncontrolling interests — — — — — Income (loss) from continuing operations (attributable to NCR) $154 $15 $39 $1 $209 Diluted earnings per share $0.53 $0.10 $0.25 $0.01 $1.35 Diluted shares outstanding 127.2 154.7 GAAP TO NON-GAAP RECONCILIATION Q2 2017 YTD

28 in millions (except per share amounts) Q2 YTD 2017 GAAP Q2 YTD 2017 non-GAAP Income (loss) from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $154 $209 Dividends on convertible preferred shares (24) — Deemed dividend on modification of convertible preferred shares (4) — Deemed dividend on convertible preferred shares related to redemption value accretion (58) — (Loss) income from continuing operations attributable to NCR common stockholders $68 $209 Weighted average outstanding shares: Weighted average diluted shares outstanding 127.2 127.2 Weighted as-if converted preferred shares — 27.5 Total shares used in diluted earnings per share 127.2 154.7 Diluted (loss) earnings per share (1) $0.53 $1.35 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q2 2017 YTD

# GAAP TO NON-GAAP RECONCILIATION

## Q2 2016 YTD

| in millions (except per share amounts) | Q2 YTD 2016 GAAP | Restructuring / Transformation Costs | Acquisition-related amortization of intangibles | Acquisition-related costs | Divestiture and Liquidation Losses | Q2 YTD 2016 non-GAAP |
|---|---|---|---|---|---|---|
| Product revenue | $1,224 | $— | $— | $— | $— | $1,224 |
| Service revenue | 1,840 | — | — | — | — | 1,840 |
| **Total revenue** | **3,064** | — | — | — | — | **3,064** |
| Cost of products | 959 | — | (19) | — | — | 940 |
| Cost of services | 1,279 | (4) | (12) | — | — | 1,263 |
| Gross margin | 826 | 4 | 31 | — | — | 861 |
| ***Gross margin rate*** | ***27.0%*** | *0.1%* | *1.0%* | *—%* | *—%* | ***28.1%*** |
| Selling, general and administrative expenses | 453 | (5) | (33) | (3) | — | 412 |
| Research and development expenses | 103 | — | — | — | — | 103 |
| Restructuring-related charges | 6 | (6) | — | — | — | — |
| Total expenses | 562 | (11) | (33) | (3) | — | 515 |
| *Total expense as a % of revenue* | *18.3%* | *(0.4)%* | *(1.0)%* | *(0.1)%* | *—%* | *16.8%* |
| **Income (loss) from operations** | **264** | 15 | 64 | 3 | — | **346** |
| *Income (loss) from operations as a % of revenue* | *8.6%* | *0.5%* | *2.1%* | *0.1%* | *—%* | *11.3%* |
| Interest and Other (expense) income, net | (114) | — | — | — | 5 | (109) |
| Income (loss) from continuing operations before income taxes | 150 | 15 | 64 | 3 | 5 | 237 |
| Income tax expense (benefit) | 44 | 2 | 20 | 1 | — | 67 |
| *Effective tax rate* | *29%* | | | | | *28%* |
| Income (loss) from continuing operations | 106 | 13 | 44 | 2 | 5 | 170 |
| Net income (loss) attributable to noncontrolling interests | (2) | — | — | — | — | (2) |
| **Income (loss) from continuing operations (attributable to NCR)** | **$108** | $13 | $44 | $2 | $5 | **$172** |
| **Diluted earnings per share** | **$0.65** | $0.08 | $0.28 | $0.01 | $0.03 | **$1.09** |
| Diluted shares outstanding | 129.6 | | | | | 157.4 |

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30 in millions (except per share amounts) Q2 YTD 2016 GAAP Q2 YTD 2016 non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $108 $172 Dividends on convertible preferred shares (24) — Income from continuing operations attributable to NCR common stockholders $84 $172 Weighted average outstanding shares: Weighted average diluted shares outstanding 129.6 129.6 Weighted as-if converted preferred shares — 27.8 Total shares used in diluted earnings per share 129.6 157.4 Diluted earnings per share (1) $0.65 $1.09 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION Q2 2016 YTD

31 in millions (except per share amounts) Q3 QTD 2016 GAAP Restructuring / Transformation Costs Acquisition- related amortization of intangibles Acquisition- related costs Q3 QTD 2016 non-GAAP Product revenue $708 $— $— $— $708 Service revenue 969 — — — 969 Total revenue 1,677 — — — 1,677 Cost of products 528 — (8) — 520 Cost of services 672 — (6) — 666 Gross margin 477 — 14 — 491 Gross margin rate 28.4% —% 0.9% —% 29.3% Selling, general and administrative expenses 225 (1) (17) (2) 205 Research and development expenses 56 — — — 56 Restructuring-related charges 7 (7) — — — Total operating expenses 288 (8) (17) (2) 261 Total operating expense as a % of revenue 17.2% (0.5)% (1.0)% (0.1)% 15.6% Income (loss) from operations 189 8 31 2 230 Income (loss) from operations as a % of revenue 11.3% 0.5% 1.8% 0.1% 13.7% Interest and Other (expense) income, net (49) — — — (49) Income (loss) from continuing operations before income taxes 140 8 31 2 181 Income tax expense (benefit) 31 1 11 1 44 Effective tax rate 22% 24% Income (loss) from continuing operations 109 7 20 1 137 Net income (loss) attributable to noncontrolling interests 2 — — — 2 Income (loss) from continuing operations (attributable to NCR) $107 $7 $20 $1 $135 Diluted earnings per share $0.69 $0.05 $0.12 $0.01 $0.87 Diluted shares outstanding 155.4 155.4 GAAP TO NON-GAAP RECONCILIATION Q3 2016 QTD

# GAAP TO NON-GAAP RECONCILIATION

FY 2016

| in millions (except per share amounts) | FY 2016 GAAP | Restructuring / Transformation Costs | Acquisition-related amortization of intangibles | Acquisition-related costs | Divestiture and Liquidations Losses | Pension mark-to-market adjustments | FY 2016 non-GAAP |
|---|---|---|---|---|---|---|---|
| Product revenue | $2,737 | $— | $— | $— | $— | $— | $2,737 |
| Service revenue | 3,806 | — | — | — | — | — | 3,806 |
| **Total revenue** | 6,543 | — | — | — | — | — | 6,543 |
| Cost of products | 2,102 | — | (34) | — | — | (34) | 2,034 |
| Cost of services | 2,659 | (4) | (24) | — | — | (4) | 2,627 |
| Gross margin | 1,782 | 4 | 58 | — | — | 38 | 1,882 |
| ***Gross margin rate*** | *27.2%* | *0.1%* | *0.8%* | *—%* | *—%* | *0.6%* | *28.8%* |
| Selling, general and administrative expenses | 926 | (7) | (65) | (7) | — | (24) | 823 |
| Research and development expenses | 242 | — | — | — | — | (23) | 219 |
| Restructuring-related charges | 15 | (15) | — | — | — | — | — |
| Total expenses | 1,183 | (22) | (65) | (7) | — | (47) | 1,042 |
| *Total expense as a % of revenue* | *18.1%* | *(0.3)%* | *(1.0)%* | *(0.1)%* | *—%* | *(0.7)%* | *15.9%* |
| **Income (loss) from operations** | 599 | 26 | 123 | 7 | — | 85 | 840 |
| *Income (loss) from operations as a % of revenue* | *9.2%* | *0.4%* | *1.9%* | *0.1%* | *—%* | *1.3%* | *12.8%* |
| Interest and Other (expense) income, net | (220) | — | — | — | 6 | — | (214) |
| Income (loss) from continuing operations before income taxes | 379 | 26 | 123 | 7 | 6 | 85 | 626 |
| Income tax expense (benefit) | 92 | 5 | 40 | 2 | 1 | 7 | 147 |
| *Effective tax rate* | *24%* | | | | | | *23%* |
| Income (loss) from continuing operations | 287 | 21 | 83 | 5 | 5 | 78 | 479 |
| Net income (loss) attributable to noncontrolling interests | 4 | — | — | — | — | — | 4 |
| **Income (loss) from continuing operations (attributable to NCR)** | $283 | $21 | $83 | $5 | $5 | $78 | $475 |
| **Diluted earnings per share** | $1.80 | $0.13 | $0.53 | $0.03 | $0.03 | $0.50 | $3.02 |
| Diluted Shares outstanding | 157.4 | | | | | | 157.4 |

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33 in millions (except per share amounts) FY 2016 GAAP FY 2016non-GAAP Income from continuing operations attributable to NCR common stockholders: Income from continuing operations (attributable to NCR) $283 $475 Income from continuing operations attributable to NCR common stockholders $283 $475 Weighted average outstanding shares: Weighted average diluted shares outstanding 129.2 129.2 Weighted as-if converted preferred shares 28.2 28.2 Total shares used in diluted earnings per share 157.4 157.4 Diluted earnings per share (1) $1.80 $3.02 (1) GAAP EPS is determined using the most dilutive measure, either including the impact of the dividends on NCR's Series A Convertible Preferred Shares in the calculation of net income or loss available to common stockholders or including the impact of the conversion of such preferred stock into common stock in the calculation of the weighted average diluted shares outstanding. Non-GAAP EPS is always determined using the as-if converted preferred shares and shares that would be issued for stock compensation awards. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may be calculated using different methods, and may not mathematically reconcile. GAAP TO NON-GAAP RECONCILIATION FY 2016

34 Revenue Growth % (GAAP) to Revenue Growth Adjusted Constant Currency % (non-GAAP) Q2 2017 QTD Revenue Growth % (GAAP) Favorable (unfavorable) FX impact Divestiture impact Revenue Growth Adjusted Constant Currency % (non- GAAP) Software License (6)% —% —% (6)% Software Maintenance —% (1)% —% 1% Cloud 9% —% —% 9% Professional Services 3% (2)% —% 5% Software 3% —% —% 3% Services 2% (2)% —% 4% ATMs (21)% (1)% —% (20)% Self-Checkout (SCO) 37% —% —% 37% Point-of-Sale (POS) 18% (2)% —% 20% Interactive Printer Solutions (IPS) (91)% —% (70)% (21)% Hardware (9)% (1)% (9)% 1% Total Revenue (2)% (2)% (3)% 3% GAAP TO NON-GAAP RECONCILIATION

35 Gross Margin Growth % (GAAP) to Gross Margin Growth % on a Constant Currency Basis (non-GAAP) Q2 2017 QTD Gross Margin Growth % Reported Favorable (unfavorable) FX impact Constant Currency Gross Margin Growth % (non-GAAP) Software (2)% (1)% (1)% Services 20% (4)% 24% Hardware (6)% —% (6)% Total Gross Margin 3% (2)% 5% GAAP TO NON-GAAP RECONCILIATION

36 Operating Income Growth % (GAAP) to Operating Income Growth % on a Constant Currency Basis (non-GAAP) Q2 2017 QTD Operating Income Growth % Reported Favorable (unfavorable) FX impact Constant Currency Operating Income Growth % (non-GAAP) Software (11)% (1)% (10)% Services 53% (11)% 64% Hardware (14)% 4% (18)% Total Operating Income 4% (2)% 6% GAAP TO NON-GAAP RECONCILIATION

37 GAAP TO NON-GAAP RECONCILIATION Gross Margin Growth bps (GAAP) to Gross Margin Growth bps on a Constant Currency Basis (non-GAAP) Q2 2017 QTD Gross Margin bps Growth Reported Favorable (unfavorable) FX impact Constant Currency Gross Margin bps Growth (non-GAAP) Software -240 bps -20 bps -220 bps Services +370 bps -40 bps +410 bps Hardware +70 bps — bps +70 bps Total Gross Margin bps +140 bps -10 bps +150 bps

38 Operating Income Growth bps (GAAP) to Operating Income Growth bps on a Constant Currency Basis (non-GAAP) Q2 2017 QTD Operating Income bps Growth Reported Favorable (unfavorable) FX impact Constant Currency Operating Income bps Growth (non-GAAP) Software -430 bps -30 bps -400 bps Services +430 bps -40 bps +470 bps Hardware -20 bps +10 bps -30 bps Total Operating Income +70 bps -20 bps +90 bps GAAP TO NON-GAAP RECONCILIATION

39 GAAP TO NON-GAAP RECONCILIATION Diluted Earnings per Share (GAAP) to Diluted Earnings per Share (non-GAAP) 2017 Guidance Q3 2017E Diluted EPS (GAAP) (1) $2.20 - $2.32 $0.65 - $0.72 Transformation costs 0.14 - 0.17 0.02 - 0.05 Acquisition-Related Amortization of Intangibles 0.49 0.13 Acquisition-Related Costs 0.03 0.01 Deemed dividends related to Blackstone Transaction 0.39 — Non-GAAP Diluted EPS $3.32 - $3.42 $0.88 - $0.93 (1) Except for the adjustments noted herein, this guidance does not include the effects of any future acquisitions/divestitures, restructuring activities, pension mark-to-market adjustments, taxes or other events, which are difficult to predict and which may or may not be significant.

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